Exhibit 10.161

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

NAND Flash Supply Agreement

Between Micron and Apple

This NAND Flash Supply Agreement (the “Agreement”) is entered into by and between Apple, a California corporation doing business at 1 Infinite Loop, Cupertino, California (“Apple”), and Micron Technology, Inc., a Delaware corporation, doing business at 8000 S. Federal Way, P.O. Box 6, Boise, Idaho 83707 (“Micron”) as of the Effective Date (as defined below).  Apple and Micron are sometimes individually referred to as a “Party” and collectively as the “Parties”.

Purpose

Apple is entering into this Agreement to enable it to have a long term supply of NAND flash products from Micron, and Micron is entering into this Agreement to enable it to supply on a long term basis NAND flash products to Apple.  This Agreement sets forth the terms and conditions on which Micron will supply to Apple, and Apple will purchase from Micron, NAND flash products.

Agreement

In consideration of the mutual promises and covenants set forth herein, the Parties agree as follows:

1.             Venture

1.1           On or before October 31, 2005, Micron intends to execute an agreement with Intel Corporation, a Delaware corporation (“Intel”), to form a Delaware limited liability company (the “Manufacturer”) to manufacture NAND flash products. Intel and Micron will be the only members of the Manufacturer.  Micron will be a 51% owner of the Manufacturer and 51% of the Manufacturer’s wafer starts will be for NAND flash products sold to Micron.

1.2           The chief executive officer of Micron will recommend to the Board of Directors of Micron that the formation of the Manufacturer be approved by the Board of Directors on or before October 31, 2005.

2.             Term

2.1           Sections 1, 2.2, 9, 11 through 18 and this Section 2.1 of this Agreement will take effect when the Agreement is executed by Micron and Apple.

2.2           The remaining provisions of this Agreement will not take effect unless and until the closing of the transaction to form the Manufacturer occurs (the “Effective Date”).  If the closing of the transaction to form the Manufacturer does not occur before [***], the Parties agree to amend Exhibit A with respect to the Supply Commitment for each calendar quarter to reflect the delay between the date of the beginning of the Supply Commitment specified in Exhibit A and the actual closing date of such transaction on a day for day basis.  If the closing of the transaction to form the Manufacturer does not occur by [***], Apple may elect not to enter into the provisions of this Agreement that are not effective under Section 2.1 by providing written notice to Micron by [***].  If the closing of the transaction to form the Manufacturer does not occur by [***], Micron may elect not to enter into the provisions of this Agreement that are not effective under Section 2.1 by providing written notice to Apple by [***].  In the event that the closing of the transaction to form the Manufacturer does not occur by [***], then the provisions of the Agreement that are not effective under Section 2.1 shall not take effect and this Agreement shall terminate. If the remaining provisions of this Agreement become effective as provided in this Section 2.2, this Agreement will expire on December 31, 2010, unless terminated sooner in accordance with Sections 2.3 or 2.4 below or by written agreement of the Parties.

2.3           Apple may terminate this Agreement if: (i) Micron materially breaches this Agreement and fails to cure such breach within 30 days after receipt of written notice from Apple; or (ii) Micron or the Manufacturer files or has filed against it a petition in bankruptcy, has a receiver appointed to handle its assets or affairs, or makes or attempts to make an assignment for the benefit of creditors, or is dissolved (other than in connection with the acquisition of all of the capital stock or substantially all of the assets of Micron).

2.4           Micron may terminate this Agreement if: (i) Apple materially breaches this Agreement and fails to cure such breach within 30 days after receipt of written notice from Micron; or (ii) Apple files or has filed against it a petition in bankruptcy, has a receiver appointed to handle its assets or affairs, or makes or attempts to make an assignment for the benefit of creditors, or is dissolved (other than in connection with the acquisition of all of the capital stock or substantially all of the assets of Apple).

2.5           The last sentence of Section 3.3, and Sections 3.6, 7.3, 9, and 11 through 18 of this Agreement shall survive termination or expiration of this Agreement.   Section 3.4 will survive with respect to the last calendar quarter of the term of the Agreement until the calculation is made with respect to such quarter and Section 10 will survive for a period of two (2) years after the termination or expiration date.

3.             Supply Commitment by Micron

3.1           Micron agrees to supply to Apple the number of gigabytes (“GBs”) identified in Exhibit A as the supply commitment for each calendar quarter (as may be adjusted under Sections 2 or 3 of Exhibit A), (the “Supply Commitment”).  Micron will accept and fulfill all P.O.s (as defined in Section 5.4) for Micron Products (as defined in Exhibit D) placed by Apple in accordance with Section 5.4, except to the extent the total GBs ordered for delivery in a calendar quarter exceeds the Supply Commitment for that calendar quarter.  At least [***] ([***]) days prior to each calendar quarter,

Micron will provide to Apple written notice of (i) the total number of GBs that Micron will make available for sale to Apple during such quarter and (ii) the number of GBs of each gigabit die density available for use in such Micron Products during such quarter, consistent with the Density Road Map (as defined in Section 8.1).

3.2           (a)  If Micron reasonably believes it will be unable to meet the Supply Commitment in any calendar quarter during the term of this Agreement, Micron will immediately notify Apple in writing of such shortage and the GBs it will be able to supply to Apple if Micron takes the actions set forth in Section 3.2(c) below.

(b)  Within [***] ([***]) business days after receipt of such notification issued under Section 3.2(a), Apple may [***].

(c)  If Apple [***], Micron will, to the extent necessary to meet such P.O.s: (i) direct the Manufacturer to use Micron’s allocation of wafer starts, work in process (if possible), and the resulting output from such wafer starts to manufacture Micron Products; and (ii) make available for sale to Apple finished Micron Products delivered to Micron or held by the Manufacturer for Micron for such quarter, and any Micron Products manufactured for Micron in previous quarters for later delivery to Apple, up to [***].

3.3           If in any calendar quarter Micron did not meet at least [***]% of the Supply Commitment for such calendar quarter for any reason, and:

(a) Micron provided notice under Section 3.2(a) and Apple [***] P.O.s for Micron Product, as required by Section 3.2(b), that Micron was unable to fulfill in such quarter; or

(b) Micron provided notice under Section 3.2(a), Apple [***] P.O.s for Micron Product, as required by Section 3.2(b), and Apple provided written notice representing that it would have placed P.O.s up to the Supply Commitment but did not due to the notification it received from Micron under Section 3.2(a); or

(c) Micron did not provide notice under Section 3.2(a),

then Micron will promptly reimburse the portion of the Pre-Payment equal to the sum of:

(i)    to the extent Apple is able to purchase NAND flash products [***], the difference between (x) [***] and (y) [***]; and

(ii)   to the extent Apple is able to purchase NAND flash products [***], the difference between (x) [***], and (y) [***]; and

(iii)  to the extent (x) Apple is unable to purchase NAND flash products [***], (y) Apple provides Micron written notice representing that it actively contacted its other suppliers and other third party suppliers of NAND flash products to replace the Micron Products Apple placed P.O.s for, in accordance with Section 5.4, for delivery during such quarter that Micron was unable to fulfill during such quarter (or would have placed P.O.s for, pursuant to Section 5.4, for delivery during such quarter as identified in the notice provided by Apple under Section 3.3(b) above), but NAND flash products were not available for sale from such suppliers, and (z) [***]; and

(iv)  the product of (x) [***] GB and (y) [***] USD.  For purposes of this Section 3.3(iv), “Shortfall” shall mean the difference between the Supply Commitment for such quarter and the number of GBs of Micron Products purchased by Apple during such quarter.

Notwithstanding anything herein to the contrary, in the event Micron has paid to Apple [***], Micron shall have no further liability under this Section 3.3.

3.4           If in any calendar quarter Micron failed to meet the Supply Commitment for such quarter, but (A) had GBs available which could have been supplied to Apple [***] (unless otherwise permitted under additional purchase terms and conditions specifically referencing this Agreement and signed by authorized representatives of both parties) or (B) [***] (unless otherwise permitted under additional purchase terms and conditions specifically referencing this Agreement and signed by authorized representatives of both parties), and if (i) the actual percentage of GBs that Micron [***] to Apple was less than [***]% if such calendar quarter was in [***], [***]% if in [***], or [***]% if in [***], of Micron’s total GB output from the Manufacturer for such quarter; (ii) the then current Supply Commitment is greater than [***]% of the original Supply Commitment set forth in Exhibit A, and (iii) Apple has placed P.O.s in accordance with Section 5.4 for Micron Products [***] pursuant to Section 3.1 (not to exceed the Supply Commitment) and such P.O.s have not been cancelled during the calendar quarter or re-scheduled for delivery after the calendar quarter by Apple for any reason other than failure to meet the conditions in Section 4.2 (such an occurrence referred to as a “Willful Failure to Supply”), then Micron will promptly:

(a) pay Apple [***] above; provided, however, that if the Willful Failure to Supply occurs in a calendar quarter immediately after a calendar quarter in which Apple did not meet the conditions set forth in Section 3.4(iii) above, the [***] shall be as follows:

(i) in the event that [***].

(ii) in the event that it is determined under Section 3.4(a)(i) [***] then nevertheless Micron [***] under this Section 3.4 if the number of GB of Micron Products purchased by Apple during the quarter in which the Willful Failure to Supply occurs is greater than an amount equal to (“[***]”):  (1) the product of: [***] and (B) the Supply Commitment for the quarter in which the Willful Failure to Supply occurs; or (2) if there was a calculation under clause (1) immediately above in the prior quarter, the product of [***], the Supply Commitment for the most recent calendar quarter in which the Willful Failure to Supply occurs and [***],  provided such product does not exceed the Supply Commitment for that quarter; or (3) if there was a calculation under clause (2) immediately above in the prior quarter, the product of the [***], the Supply Commitment for the most recent calendar quarter in which the Willful Failure to Supply occurs and [***], provided such product does not exceed the Supply Commitment for that quarter.  [***].

(iii) in the event that it is determined under Section 3.4(a)(i) or (ii) [***] then the volume of GB subject to [***] shall be equal to the difference between (A) the lesser of (X) [***] and (Y) the number of GB of Micron Products which Apple placed P.O.s for Micron Products in accordance with Section 5.4 to be delivered during such quarter and (B) the number of GB of Micron Products which Apple purchased during such quarter (the “[***]”), Micron shall pay to Apple [***] under this Section 3.4 an amount equal to, [***], the difference between (1) [***] and (2) [***].  In each consecutive quarter thereafter in which a Willful Failure to Supply occurs, the volume of GBs subject to [***] shall be the product of [***], the Supply Commitment for the most recent calendar quarter in which the Willful Failure to Supply occurs and [***], but in no event shall the volume of GB subject to the [***] in any given quarter exceed the Supply Commitment for that quarter.

(b) if the aggregate amount to be paid by Micron in accordance with subsection (a) exceeds a lifetime cap of [***] US Dollars ($[***] USD) (“[***]”), then, in addition to the amount of such cap, Micron shall reimburse Apple all of remaining Pre-Payment as of the date the cap is exceeded.

(c) the Parties agree that the [***] plus the reimbursement of the remaining Pre-Payment as of the date the [***] is exceeded, shall be the sole and exclusive remedy available to Apple under this Section 3.4.  Nothing provided in this Section 3.4 will affect Micron’s obligations with respect to the Supply Commitment for any calendar quarter.

3.5           Micron is not obligated to sell any Micron Products in excess of the Supply Commitment to Apple either on an annual or a quarterly basis under the terms and conditions of this Agreement.  Further, nothing in this Section 3 adjusts the Supply Commitment.

3.6           The Parties agree [***].

4.             Purchase Commitment by Apple

4.1           Subject to Section 4.2 and 5.4 below, Apple agrees to purchase from Micron in each calendar quarter [***] (as defined below) for such calendar quarter [***]; provided that the total amount in GBs of the highest density of NAND flash die contained in the Micron Products ordered pursuant to a P.O. for Micron Products (when aggregated with the other P.O.s for such Micron Products for delivery in such quarter) placed in accordance with Section 5.4 does not exceed the product of (i) the percentage set forth in the Density Roadmap for such die density during such quarter; and (ii) the Supply Commitment for such quarter.  [***].  For the last two quarters of [***], and for the years [***], NAND flash products [***].

4.2           Micron’s [***] and Apple’s obligation to meet its Purchase Commitment for a particular quarter are expressly conditioned upon:  (i) availability of Micron Products that are qualified for use in Apple Products; provided that Apple does not unreasonably withhold qualification; (ii) such Micron Products being available for delivery in time to meet the delivery date requested in accordance with the P.O. and forecast procedures; and (iii) conformance of such Micron Products with mutually agreed upon specifications and quality requirements.

If an Micron Product fails to meet applicable qualification requirements after being qualified by Apple, Apple will have no obligation to purchase such Micron Product from Micron unless and until Apple has re-qualified such Micron Product for use in Apple Products, provided that Apple does not unreasonably withhold such re-qualification.  Apple will include Micron Products in Apple’s component qualification process with NAND flash products provided by other suppliers, provided that the Micron Products meet Apple’s minimum requirements for inclusion in such process and that samples are provided on a timely basis.  During the QTM’s (as defined in Section 8.3 below) the Parties will discuss the schedule and the timing needed to get samples of Micron Products into Apple’s qualification process.

5.             Forecast and Purchase Orders

5.1           Each [***], Apple will provide Micron with a [***] rolling forecast of its demand for Micron Products (the “[***]”).  The [***] Forecast will be prepared in good faith and reflect Apple’s best estimate of its demand for Micron Products.  Each [***] Forecast will show volume and density requirements for the first [***] of such Forecast by week and for the second through [***] by month.  [***] Forecasts will be delivered no later than November 30, February 28, May 30, and August 30 of each year for the [***] commencing on the first, second, third and fourth calendar [***], respectively; provided, however, that the first [***] Forecast will be delivered upon payment of the Initial Pre-Payment under Section 7.1 for the subsequent [***]. Micron will respond with a statement of supply availability for the [***] covered by such [***] Forecast within [***] ([***]) business days of receipt of the [***] Forecast.  The supply availability will be prepared in good faith and reflect Micron’s best estimate of its ability to supply Micron Products during such period.

5.2           On or before [***], Apple will give Micron a forecast for Apple’s demand for Micron Products, including volume and density, for the upcoming [***] (the “[***] Forecasts”). The [***] Forecasts will include forecasts for current and future Micron Products.

5.3           The rolling [***] Forecast and the [***] Forecast provided by Apple are for planning purposes only and do not constitute an obligation to purchase.

5.4           Micron will accept all purchase orders and, in the case of blanket purchase orders, subsequent shipping orders (“P.O.s”), submitted by Apple for Micron Products within the Supply Commitment, except that (i) if the total GBs of Micron Product in any P.O. for a quarter would exceed the Supply Commitment for such quarter, Micron shall not be obligated to accept such P.O. for such excess Micron Product;  (ii) Micron shall not be obligated to accept any P.O. to the extent such P.O. would cause the amount of Micron Products to be delivered to Apple in the [***] or [***] month of a calendar quarter, respectively, to exceed [***] percent ([***]%) of the Supply Commitment for such quarter; and (iii) Micron shall not be obligated to accept any P.O. in any calendar quarter to the extent that the total GBs of the highest density of NAND flash die contained in the Micron Products ordered pursuant to a P.O. for

Micron Products (when aggregated with the other P.O.s for such Micron Products for delivery during such quarter) placed in accordance with this Section 5.4 exceeds the product of (i) the percentage set forth in the Density Roadmap for such die density during such quarter; and (ii) the Supply Commitment for such quarter.  Micron will drop ship Micron Products to any location designated by Apple in a P.O. provided that Apple provides Micron with reasonable advance notice of a request to drop ship to a location Micron has not previously shipped to under this Agreement.  Apple will issue P.O.s for Micron Products no less than [***] ([***]) days prior to shipment, unless the Parties agree in writing to a different time period. [***].

6.             Pricing

6.1           Subject to Section 2.1 of Exhibit B, the price at which Micron will offer and sell Micron Products to Apple for incorporation into Apple Products under this Agreement will be as set forth in Exhibit B.  [***].

7.             Pre-Payment

7.1           Apple will pay Micron Two Hundred Fifty Million U.S. Dollars ($250,000,000 USD) (the “Initial Pre-Payment”):  (i) on January 10, 2006 if the closing of the transaction to form the Manufacturer occurs before January 1, 2006; or (ii) if the closing of the transaction to form the Manufacturer occurs on or after January 1, 2006, within ten days after the closing of such transaction. If the Initial Pre-Payment is not timely paid, Micron may terminate this Agreement effective five (5) days after written notice to Apple.  The Initial Pre-Payment, together with any additional amounts paid by Apple to Micron as additions to the Initial Pre-Payment under Exhibit A shall be referred to herein as the “Pre-Payment”.  Micron shall be entitled to any interest earned on the Pre-Payment once paid by Apple.

7.2           Beginning on [***], the Pre-Payment will be applied by Micron on a dollar for dollar basis for those purchases of Micron Products by Apple, during a calendar year beginning with the first dollar of such purchases until such purchases equals [***]% of the Pre-Payment (the “Annual Credit Amount”). In the event Apple does not purchase Micron Products equal in value to the Annual Credit Amount during such calendar year, any remaining portion thereof will be added to the Annual Credit Amount for the next calendar year.

7.3           If any portion of the Pre-Payment is remaining and has not otherwise been reimbursed on the earlier of December 31, 2010 and the termination of this Agreement, Micron will pay Apple the remaining portion of the Pre-Payment within 30 days after such date.

8.             Micron Products and Apple Products

8.1           This Agreement, including the pricing of Micron Product as set forth in Section 6, shall apply to Micron Products purchased by Apple for use in Apple Products.  Micron Products and Apple Products are defined in Exhibit D.

8.2           Any products ordered or purchased by Apple from Micron that are not Micron Products are not subject to the terms and conditions of this Agreement.

8.3           At least once per calendar quarter Apple’s CTO group and Micron’s CTO group will hold a technical meeting (“QTM”) to discuss Apple’s future requirements, and Micron’s future supply outlook, including, without limitation, any proposed changes to the Density Road Map.

9.             Non-Disclosure

9.1           The Parties will maintain the confidentiality of the existence of this Agreement, the terms and conditions thereof, and information exchanged in connection with the Agreement in accordance with the terms of the confidential non-disclosure agreement entered into between Apple and Micron dated March 9, 1999, as amended.

9.2           Micron and Apple agree that there shall be no public statements or releases regarding the proposed transaction, except as in the judgment of counsel is required by law to be made or as mutually agreed by the Parties.

9.3           If it is determined that disclosure is required by law, the person making such disclosure will notify the other Party in advance of any such disclosure, will coordinate with the others with respect to the content of such disclosure and will disclose only such information as is legally required to be disclosed in the opinion of legal counsel for the disclosing Party.

9.4           Subject to the foregoing, the Parties to this Agreement will cooperate with each other to coordinate all such public statements and releases to be made with respect to the purchase & supply transactions contemplated hereby.

10.          Audit

Either Apple or Micron may appoint an independent auditor reasonably acceptable to the other party to review the other party’s records no more than once in any calendar year (unless the results of an audit disclose material irregularities, in which case, the auditing party may conduct quarterly audits for the next three quarters) to confirm that the other party has satisfied its obligations under this Agreement with regard to price and quantity commitments. The audited party will ensure that an employee who is knowledgeable with relevant records and business practices is available to facilitate any audit and will cooperate with the auditor’s reasonable requests. The requesting party will pay for any audit unless the audit discloses that the other party materially breached such an obligation under this Agreement, in which case the other party will pay for the audit.  Micron represents that, as of the consummation of the transaction between Micron and Intel regarding the formation of the Manufacturer, Micron will have the right to audit the Manufacturer to confirm that the Manufacturer has provided the percentage of products produced by the Manufacturer to Micron as set forth in Section 1.1 and, as applicable, has complied with Micron’s direction to take the actions set forth in Section 3.2(c).  Upon Apple’s request, Micron will exercise such audit rights and make available the results of such audit to Apple.

11.          Assignments

The Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, and administrators of the parties.  Neither party may assign this Agreement without the other party’s prior written consent except to an acquiring party in connection with (i) the sale of a majority of the capital stock or all or substantially all of the assets of such party or (ii) the sale of all or substantially all of its assets related to this Agreement, in the case of Apple or Micron, or of its interest in the Manufacturer, in the case of Micron, by way of merger or acquisition provided such assignee assumes such party’s rights and obligations under this Agreement; provided, however, that:

(i)            [***];

(ii)           Apple may terminate this Agreement [***] effective immediately upon written notice if Micron assigns this Agreement to [***]; and

(iii)          Micron may terminate this Agreement [***] effective immediately upon written notice if Apple assigns this Agreement to [***].

In each case, such party shall exercise its right to terminate under this Section 11 within [***] after such assignment. In the event consent is required above, any purported assignment without the required written consent shall be void and of no effect.

(iv)          Micron may not divest any portion of its ownership interest in the Manufacturer, or its rights in the wafer starts of the Manufacturer (51%, as of the Effective Date), to

any third party other than Intel without Apple’s prior written consent except in connection with a transaction described above.

12.          Other Terms and Conditions

This Agreement and the Micron Products purchased hereunder are subject to any additional purchase terms and conditions agreed to in a written agreement specifically referencing this Agreement and signed by authorized representatives of both parties, which are incorporated herein by reference.

13.          Governing Law

The Agreement and the rights and obligations of the parties will be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements entered into and to be performed entirely within California between California residents, without regard to conflicts of law principles.  The parties expressly agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to the Agreement or to their relationship.

14.          Dispute Resolution, Jurisdiction and Venue

If there is a dispute between the parties (whether or not the dispute arises out of or relates to the Agreement), the parties agree that they will first attempt to resolve the dispute through one senior management member of each party.  If they are unable to do so within 60 days after the complaining party’s written notice to the other party, the parties will then seek to resolve the dispute through non-binding mediation conducted in Santa Clara County or San Francisco County, California.  Each party must bear its own expenses in connection with the mediation and must share equally the fees and expenses of the mediator.  If the parties are unable to resolve the dispute within 60 days after commencing mediation, either party may commence litigation in the state or federal courts in Santa Clara County, California.  The parties irrevocably submit to the exclusive jurisdiction of those courts and agree that final judgment in any action or proceeding brought in such courts will be conclusive and may be enforced in any other jurisdiction by suit on the judgment (a certified copy of which will be conclusive evidence of the judgment) or in any other manner provided by law.  Process served personally or by registered or certified mail, return receipt requested, will constitute adequate service of process in any such action, suit or proceeding.  Each party irrevocably waives to the fullest extent permitted by applicable law (i) any objection it may have to the laying of venue in any court referred to above; (ii) any claim that any such action or proceeding has been brought in an inconvenient forum; and (iii) any immunity that it or its assets may have from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process. Notwithstanding the foregoing, either party may seek equitable relief in order to protect its confidential information or intellectual property at any time, provided it does so in the state or federal courts in Santa Clara County, California (and only those courts).  The parties hereby waive any bond requirements for obtaining equitable relief.  The confidentiality provisions of the Agreement will be enforceable under the provisions of the California Uniform Trade Secrets Act, California Civil Code Section 3426, as amended.

15.          Headings

The section headings used in the Agreement are used for convenience only and are not to be considered in construing or interpreting the Agreement.

16.          Severability

If a court of competent jurisdiction finds any provision of the Agreement unlawful or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of the Agreement will continue in full force and effect.

17.          Counterparts

The Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

18.          Amendments

Except as specifically provided herein, the Agreement may be modified only by a written amendment referring to the Agreement and signed by authorized representatives of each party.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date.

Apple		Micron

By:	/s/ TIM D. COOK	By:	/s/ STEVEN R. APPLETON

Name:	Tim D. Cook	Name: Steven R. Appleton

Title:	Executive Vice President,	Title: Chief Executive Officer and President
World-Wide Sales and Operations

Date:	October 13, 2005	Date: October 13, 2005

EXHIBIT A

Purchase Commitment, Supply Commitment and Contract Price

1.             Purchase Commitment, Supply Commitment & Contract Price by Calendar Quarter

Item	Q1	Q2	Q3	Q4
2006
Purchase Commitment	[***]	[***]	[***]	[***]
Supply Commitment	[***]	[***]	[***]	[***]
Contract Price	[***]	[***]	[***]	[***]
2007
Purchase Commitment	[***]	[***]	[***]	[***]
Supply Commitment	[***]	[***]	[***]	[***]
Contract Price	[***]	[***]	[***]	[***]
2008
Purchase Commitment	[***]	[***]	[***]	[***]
Supply Commitment	[***]	[***]	[***]	[***]
Contract Price	[***]	[***]	[***]	[***]
2009
Purchase Commitment	[***]	[***]	[***]	[***]
Supply Commitment	[***]	[***]	[***]	[***]
Contract Price	[***]	[***]	[***]	[***]
2010
Purchase Commitment	[***]	[***]	[***]	[***]
Supply Commitment	[***]	[***]	[***]	[***]
Contract Price	[***]	[***]	[***]	[***]

The Supply Commitment numbers above are in millions of GBs.  Contract Prices are for one GB equivalents.

2.             Transfers

2.1           If the allocation of Manufacturer wafer starts between Micron and Intel changes for any reason, Micron shall promptly notify Apple as to the amount of the increase or decrease, and Micron’s Supply Commitment, Apple’s Purchase Commitment, and the Pre-Payment shall decrease or increase, as the case may be, in a proportionate manner for all calendar quarters of this Agreement after such change as follows:

(a)   Micron’s Supply Commitment shall be revised to equal the [***];

(b)   Apple’s Purchase Commitment shall be revised to equal [***];

2.2           If Micron’s Supply Commitment is reduced, Micron will reimburse Apple the amount of the Pre-Payment equal [***]; and

2.3           If Micron’s Supply Commitment is increased, Apple shall pay to Micron, as additional Pre-Payment, the amount [***].

3.             Supply Commitment Reduction

Micron’s obligations with respect to the Supply Commitment will be reduced as follows:

3.1           The “Percentage Purchased” means the percentage equal [***].

3.2           The “Percentage Available” means the lesser of:  [***].

3.3           The “Purchase Commitment Adjustment” means the percentage equal to [***].

3.4           The initial “Adjustment Threshold” is [***]%.

3.5           Subject to Section 3.6 below, if the average Purchase Commitment Adjustment for any [***] after [***] is less than the Adjustment Threshold, then Micron may, upon notice to Apple no later than [***] after the end of the [***], reduce the Supply Commitment for all remaining [***] during the term of this Agreement by the lesser of [***].

3.6           If the average Percentage Available for any [***] is less than the Adjustment Threshold and Apple has placed P.O.s, in accordance with Section 5.4 of the Agreement, for the total number of GBs made available for sale by Micron during each of the [***] pursuant to Section 3.1 of the Agreement (or if a notice has been provided by Micron pursuant to Section 3.2(a) of the Agreement, the number of GBs made available for sale pursuant to Section 3.2(a) of the Agreement) that meet the conditions set forth in Section 4.2 of the Agreement; and (ii) indicated pursuant to Section 3.3(b) of the Agreement, that Apple would have ordered additional Micron Products in each of such quarters if Micron had made more GBs available for sale,  then the Adjustment Threshold will be reduced for all remaining calendar quarters during the term of this Agreement by [***]%.

3.7           In no event will the Supply Commitment for any calendar quarter be reduced below [***]% of the original Supply Commitment set forth in Section 1 above for such quarter.  In no event will the Adjustment Threshold be reduced below [***]%.

3.8           In the event that the Supply Commitment is reduced under this Section 3, Micron will reimburse Apple [***].

3.9           To facilitate the calculation of the foregoing, Micron will use reasonable efforts to provide Apple with quarterly reports no later than [***] after the end of each calendar quarter, setting forth (i) the basis for calculation of the [***]; and (ii) [***].

3.10         [***].

4.             Purchase Commitment in [***]

Micron only plans to make available for sale Micron Products with [***] during the [***], and [***] during [***].  In the event Apple has a need to purchase any GBs of NAND flash products [***], Apple agrees to [***].  During such period, Apple will provide Micron written notice specifying the number of GBs of Micron Products it will require at least [***] ([***]) days before the required delivery date.  In the event Micron provides written notice within five (5) business days after Apple’s written notice of the amount of GBs Micron will supply to Apple, Apple shall, within five (5) business days after Micron’s response, place a P.O. in accordance with Section 5.4 of the Agreement for delivery of the Micron Products specified in such notice, and Micron shall accept such P.O. in accordance with Section 5.4 of the Agreement.  If Micron does not provide written notice that it is [***] under this Section 4 within five (5) business days after Apple’s written notice, Apple shall be entitled to [***].

EXHIBIT B

Pricing Exhibit

The price of Micron Products purchased under this Agreement (the “Purchase Price”) will be the lesser of: (a) the contract price set forth in Exhibit A for the applicable calendar quarter (the “Contract Price”); or (b) the [***].

1.             [***]

[***].

[***].

2.             Accrued [***]

2.1           If, at any time Micron Products are purchased [***].

2.2           [***].

3.             Invoice Price

Micron will invoice Apple at Purchase Price in effect at the beginning of the calendar quarter (the “Invoice Price”), but will reconcile pricing as follows:

[***].

EXHIBIT C

The percentages shown are percentages of gigabytes (GB) of output by product density.

Density Road Map

[***].

EXHIBIT D

Micron Products and Apple Products

1.             “Micron Products” means NAND flash products available in packaging and pinouts [***] based on the densities available in accordance with the density roadmap in Exhibit C, which roadmap may be modified from time to time by Micron, upon agreement by Apple, which agreement by Apple shall not be unreasonably withheld or delayed (the “Density Road Map”), and other NAND flash products mutually agreed upon by the Parties. Micron will promptly notify Apple of changes in the NAND flash die densities being produced by the Manufacturer and propose updates to the Density Road Map to reflect such changes provided Micron fulfills its obligations under Section 3.2(c).

2.             “Apple Products” means [***].

3.             Apple shall [***].

4.             If Apple requests that Micron supply [***].